 UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 3, 2025
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WESTWOOD HOLDINGS GROUP, INC.
(Exact name of registrant as specified in charter)
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Delaware	001-31234	75-2969997
(State or other jurisdiction	(Commission File Number)	(IRS Employer Identification No.)
of incorporation)

200 Crescent Court, Suite 1200
Dallas, Texas 75201
(Address of principal executive offices, including zip code)

(214) 756-6900
(Registrant's telephone number, including area code)

    Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

    ☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

    ☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

    ☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

    ☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02:    Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Certain Officers; Compensatory Arrangements of Certain Officers
On May 30, 2025, Jan Ryan was appointed to the Board of Directors (the "Board") of Westwood Holdings Group, Inc. (“Westwood”), effective immediately.
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Ms. Ryan will receive compensation in accordance with Westwood's standard non-employee director compensation practices, which are summarized in Westwood's Proxy Statement on Schedule 14A under the heading "Director Compensation" filed with the Securities and Exchange Commission on March 26, 2024.
Item 9.01.    Financial Statements and Exhibits
(d) Exhibits.

Exhibit Number	Description
99.1	Press Release dated June 3, 2025

SIGNATURES

    Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:    June 3, 2025

WESTWOOD HOLDINGS GROUP, INC.

By:	/s/ Murray Forbes III
Murray Forbes III
Chief Financial Officer and Treasurer